UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                              CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): September 20, 2004



                                 NIKE, INC.

          (Exact Name of Registrant as Specified in Charter)


       Oregon                  1-10635                 93-0584541
    ____________             ____________             ____________

   (State of                  (Commission            (I.R.S.Employer
   Incorporation)            File Number)          Identification No.)

                             One Bowerman Drive
                         Beaverton, Oregon 97005-6453

                   (Address of Principal Executive Offices)
                          __________________________

                               (503) 671-6453

             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                          ___________________________

Item 5.02 Departure of Directors or Principal Officers; election of Directors; Appointment of Principal Officers.

     One September 21, 2004, NIKE, Inc. (the "Company"), issued a press release announcing that Orin C. Smith has been appointed by the Company's Board of Directors to serve as a Director of the Company, effective as of September 20, 2004. There was no arrangement or understanding pursuant to which Mr. Smith was elected as a director, and there are no related party transactions between the Company and Mr. Smith. It is expected that Mr. Smith will serve on the Company's Audit Committee.

     The press release issued on September 21, 2004 by the Company is attached hereto as Exhibit 99.1

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Effective September 20, 2004, the Company's Board of Directors unanimously approved an amendment to the Company's Bylaws.

     The amendment to the Company's Bylaws is attached hereto as Exhibit
99.2

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

The following exhibits are being furnished with this Current Report on Form 8-K:

   99.1    Press Release dated September 21, 2004.
   99.2    Amendment to Bylaws

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NIKE, Inc.
                                         (Registrant)

Date:  September 21, 2004

                                         __________________________
                                         By: Donald W. Blair
                                           Chief Financial Officer